McMoRan Exploration Co.

Howard Weil
39th Annual Energy Conference

New Orleans, LA

James R. Moffett

Co-Chairman of the Board,
President & Chief Executive Officer

March 29, 2011

MMR
LISTED
NYSE

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that those statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs, anticipated and potential production and flow rates, and other statements that are not historical facts. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Important factors that can cause actual results to differ materially from the results anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from the property acquisition, exercise of preferential rights to purchase variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced by wells operated by third parties where we are a participant), oil and natural gas reserve expectations, the potential adoption of new governmental regulations, failure of third party partners to fulfill their commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to hold current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC. Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2010.

McMoRan Overview

- Leading Gulf of Mexico Shelf Exploration & Production Company
- Focused Strategy – Create Value Through High Potential Exploration Drilling
- One of the Largest Acreage Holders on the Shelf
- Highly Experienced Geologic/Drilling/Operating Team
- 280 Bcfe of Proved Reserves at YE 2010
- 2011 Production Estimate – ~ 160 MMcfe/d
- Well Capitalized to Pursue Strategy Aggressively
- Attractive Risk/Reward Profile

Recent Highlights

- **Advanced Industry Leading Deep Drilling on GOM Shelf**
  - Major Discovery at Davy Jones - Promising Offset Well In Progress
  - Positive Drilling Results at Blackbeard East
  - Spud Lafitte in October 2010; Drilling Ahead
  - Positive Drilling Results at Laphroaig Deep Gas Well
  - 3 Additional Wells in Progress
- **Completed Acquisition of PXP GOM Shelf Assets**
  - Approved by Shareholders on December 30, 2010
  - MMR Issued 51 MM Shares and Paid PXP $75 MM Cash
  - Consolidates Ownership in Core Focus Areas
  - Expands MMR Participation in Deep Gas & Ultra-Deep Programs
- **Completed Private Placement of $900 MM in Convertible Securities**
- **Ended 2010 with $906 MM in Cash**

MCMORAN EXPLORATION CO.

7 Wells In Progress

McMoRan Operates All 7 Wells



Hurricane Deep
WI: 55.0%; NRI: 38.8%
Current Depth: 14,100
PTD: 20,000'
Laphroaig #2
WI: 37.3%; NRI: 28.5%
Completing
Davy Jones Offset Appraisal
WI: 60.4%; NRI: 47.9%
Current Depth: 29,800
PTD: 30,450'
Boudin
WI: 74.1%; NRI: 58.8%
Current Depth: 8,800
PTD: 23,100'
STATE
FEDERAL
100'
50
Blackbeard East
WI: 70.0%; NRI: 56.2%
Current Depth: 32,559
PTD: 34,000'
Lafitte
WI: 72.0%; NRI: 58.3%
Current Depth: 20,200
PTD: 29,950'
Brazos A-23
WI: 100.0%; NRI: 81.25%
Current Depth: 12,300
PTD: 16,120'
Ultra-Deep Prospect
Deep Gas Prospect
Development Location

MCMORAN EXPLORATION CO.

Ultra-Deep Focus Areas on the Shelf of Gulf of Mexico

Generated 15 Prospects on Large Structures on Shelf with Ties to the Deepwater.



MMR Ultra-Deep Focus Areas Wilcox/Tuscaloosa
MMR Ultra-Deep Focus Areas Miocene/Wilcox
Industry Data Points in Deepwater
Industry Data Points in Flex Trend
MMR Ultra-Deep Focus Areas Oligocene/Frio
Eastern Most Point of Trends
McMoRan Drilling Activity and Play Location Map
MMR Wilcox/Tuscaloosa Play
MMR Miocene/Wilcox Play
MMR Oligocene/Frio Play
Pliocene/Miocene Flex Trend
Deepwater Lower/Middle Miocene Trend
Deepwater Eocene/Paleocene (Wilcox)
MISSISSIPPI
LOUISIANA
STATE FEDERAL
Lake Arthur
Chalkley
Joseph
Flatrock Fld
Davy Jones
Blueberry Hill
Boudin
Lafitte
Blackbeard East
Blackbeard West
Hickory
Thunderhorse
Tubular Bells
Mars/Ursa
Europa
Champlain
Shiloh
Vicksburg
Mary Ann
El Dorado Complex
Bullwinkle
Conger
Baldpate
Jason
Llano
Serrano
Oregano
Macaroni
Auger/Cardamom
Knotty Head
K2 North
K2
Friesian
Tahiti
Caesar
Shenzi
Atlantis
Neptune
Ticonderoga
Heidelberg
Puma
Mad dog
Shenandoah
Big Foot
Cascade
Tiber
Kaskida
Stones
Chinook
St. Malo
Jack
Baha
Great White
Trident
Buckskin
Hadrian
McMoRan Acreage
3/11

Davy Jones – Major Ultra-Deep Discovery




220
221
222
223
A'
DAVY JONES
SOUTH MARSH ISLAND N. ADDN
232
231
230
229
McMoRan Davy Jones Discovery TA - Waiting On Completion Materials
B'
233
234
235
236
McMoRan Drilling
246
245
Davy Jones Unit
244
243
1 Mile
B
A
3/11

Large Ultra-Deep Structure Encompassing 4 OCS Lease Blocks South Marsh Island 230/231/234/235

Located in 20 Feet of Water

Discovery Well

- **Logged 200′ of Wilcox Pay Below Salt Weld**
- **Completion & Flow Test Expected by YE 2011**

Offset Appraisal Well – 2½ Miles SW

- **Spud Date: April 7, 2010; Drilling Below: 29,800′**
- **Preliminary Data from Wireline Logs Indicated Over 200 Feet of Gross Sand and ~100 Net Feet of Sand in Wilcox**
  - ~ 1,300 Feet Structurally High (up dip) to the Discovery Well
  - All But One of the Sands in the Discovery Well Appear to be Present in the Offset Well
- **Possibly Encountered Upper Cretaceous Sands; Well May be Immediately Above Lower Tuscaloosa**

- **MMR WI: 60.4%**
- **MMR NRI: 47.9%**

Davy Jones Cross Section

The Upper Cretaceous (Tuscaloosa) section, if present in deeper horizons at Davy Jones, would be correlative with the prolific Tuscaloosa trend onshore South LA.

If confirmed, the combination of productive Wilcox and Tuscaloosa sands on the same structure could enhance the prospectivity of Davy Jones and the value of McMoRan's other ultra-deep prospects on its acreage position within the Davy Jones trend.



Generalized Cross Section
Davy Jones Discovery
B
SW
B'
NE
Appraisal Well
Drilling
Davy Jones
DISCOVERY
2½ Miles
Plio-Pleistocene
Upper Miocene
Middle Miocene
Salt Weld
Oligocene / Frio
Eocene / Paleocene
(Wilcox)
Total Depth
29,122' MD
29,004' TVD
Upper Cretaceous
(Tuscaloosa)
Mesozoic
-10,000'
-20,000'
-30,000'

Davy Jones North/South Seismic Cross Section



8.4 Miles
S
N
A
A'
-20,000'
-25,000'
-30,000'
-20,000'
-25,000'
-30,000'
Salt Weld
Oligocene
Top Eocene
Wilcox
Top Limestone
Base Limestone
Mesozoic
0
5250'
Davy Jones SCAD PSDM Anisotropic
Provided Courtesy of FairfieldNodal

Davy Jones Well Locations
Seismic Cross Section



SW
NE
Davy Jones Appraisal Well
McMoRan Oil & Gas LLC
OCS G-02300 #14
2½ Miles
Davy Jones Discovery
McMoRan Oil & Gas LLC
OCS G-26013 #1ST1
B
B'
-20,000'
-25,000'
-30,000'
Salt Weld
SALT
Salt Weld
Oligocene
Top Eocene
Top Wilcox
Paleocene
Top Wilcox 2
Top Wilcox 3
Top Limestone
Base Limestone
Top Eocene
Top Wilcox
Top Paleocene
Mesozoic
Davy Jones SCAD PSDM Anisotropic
Provided Courtesy of FairfieldNodal

Blackbeard East
Ultra-Deep Exploration Prospect



Located in 80 Feet of Water

- Spud Date: March 8, 2010
- Drilled to 32,559'
- Logged 178 Net Feet of Hydrocarbons Above 25,000' in Miocene
- Logged First Hydrocarbon Bearing Frio Sand Either on GOM Shelf or in Deepwater Offshore Louisiana
- Well Appears to Have Encountered an ~200-foot Gross Sand Interval in the Sparta


Upper/Mid Miocene Hydrocarbon
Potential Hydrocarbons
Salt Weld
McMoRan Drilling
B
B'
Dip
Salt Keel
Queen Anne's Revenge
Blackbeard East
3/11

South Timbalier Block 144

- MMR WI: 70.0%
- MMR NRI: 56.2%

Comparison to Significant Flex Trend Discovery



Historical Production
Natural Gas: 812 Bcf
Oil: 224 MMBO

Auger / Cardamom Schematic


A
SW
Auger Field
Cardamom Field
A'
NE
Salt
Salt Keel
Salt Weld

Auger & Cardamom Fields Structure Map


382
383
384
426
427
428
472
Auger North
Cardamom
Auger
Sarrano
Salt Keel
Dip
A
A'

NOTE: Schematic cross-section based on McMoRan geoscience interpretation of the Auger/Cardamom Fields in the GOM flex trend area of Garden Banks.

MCMORAN EXPLORATION CO.

Blackbeard East
Detailed Cross Section & Seismic



Blackbeard East
South Timbalier 144
1" MD Compsite
Upper Miocene
Mid Miocene
Oligocene/Frio

Blackbeard East Schematic



B
W
B'
E
Drilling
Pliocene
Salt
Upper Miocene
Salt Weld
Salt Keel
Mid Miocene
Lower Miocene
Oligocene/Frio
Hari
Mid Eocene/Sparta
Paleocene/Wilcox
15,000'
20,000'
25,000'
30,000'
-35,000'
Mud Log Shows (21)



B
Blackbeard East
Blackbeard East Arb line
B'
FLT
SALT
SALT WELD
SALT KEEL
PTD 34,000' TVD
Courtesy of
Western-Geco

Comparison to Significant Deepwater Discovery


K2 Field - Green Canyon Area
Conceptual Structural Cross Section A-A'
WEDGE MODEL
Reported Downdip Appraisal Well (2008)
(Location Projected)
A'
A
~ 4 Miles
2 (2004)
3 (2003)
2 (2002)
1 (1999)
84' NFP
+-60' NFP
25,000' TVD
Wedge Model
+-128 NFP
26,000' TVD
27,000' TVD
4000' Column
28,000' TVD
+-165 NFP
Reported a New Pay Zone NFP?
Lower Miocene
5000' Column ?
Reported Oil/Water Contact Established
K2 Field
519
Reported Field Size "2-4 BBOE in Place"
562
563
SALT
605
606
Green Canyon Area

NOTE: Schematic cross-section based on public data by the operator of the K2 discovery in the deepwater GOM in the Green Canyon area as interpreted by McMoRan.

Lafitte
Ultra-Deep Exploration Prospect



Located in 140 Feet of Water

- **MMR WI: 72.0%**
- **MMR NRI: 58.3%**
- **Spud Date: October 3, 2010**
- **Drilling Below 20,200′**
- **Targeting Middle & Lower Miocene Objectives and Possibly Oligocene (Frio) Below the Salt Weld**
- **PTD: 29,950′**


62
63
201
202
203
65
64
222
221
220
SOUTH MARSH ISLAND
B'
223
MMR Lafitte #1 Drilling
78
224
225
EUGENE ISLAND
244
80
79
243
242
B
SOUTH MARSH ISLAND S. ADDN
245
93
94
LAFITTE
247
248
3/11

Eugene Island Blocks 222/223/244

Lafitte Cross Section


Eugene Island Area
Lafitte Prospect
B'
North
B
South
Drilling
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Rubble / Mineralized Zone
Middle Miocene
±7,000'
Potential Miocene Section
Salt
PTD 29,950' MD
Lower Miocene
Oligocene/Frio
Eocene / Paleocene (Wilcox)
Upper Cretaceous
Tuscaloosa
Mesozoic

Ultra-Deep Prospects/Potential

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Potential Could Exceed 100 Tcfe



ENGLAND
JOHN PAUL JONES
DAVY JONES
BLACKBEARD WEST
MMR Wilcox/Tuscaloosa Play
DRAKE
BONNET
BLACKBEARD EAST
MMR Miocene/Wilcox Play
BARATARIA
CALICO JACK
CAPTAIN BLOOD
HOOK
LAFITTE
MMR Oligocene/Frio Play
100'
650'
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
McMoRan Acreage w/Increased Rights

*Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Laphroaig Deep Gas Field



Onshore


SURF
ONE MILE
MMR Laphroaig #2
Completing
MMR Laphroaig #1
2006 Discovery
3/11

St. Mary Parish, LA

- **MMR WI: 37.3%**
- **MMR NRI: 28.5%**
- **Spud Date: September 24, 2010**
- **Drilled to 19,984′ in March 2011**
- **Logged 140 Net Feet of Hydrocarbons**
- **Completing – Expect First Production Mid-2011**
- **Gross Unrisked Potential: 150 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Hurricane Deep
Deep Gas Exploration Prospect



Located in 12 feet of water

- **MMR WI: 55.0%**
- **MMR NRI: 38.8%**
- **Spud Date: January 20, 2011**
- **Current Depth: 14,100'**
- **PTD: 20,000'**
- **Certain Costs to 18,450' to be Covered by Insurance Programs**
- **Located on Southern Flank of Flatrock Structure**
- **Gross Unrisked Potential: 350 Bcfe**


211
212
213
FLATROCK
ROB L
#229
#232
#231
#228
OPERC
#230
218
217
216
#233
GYRO
#227
#225
#223
#226
HURRICANE
HURRICANE DEEP
Hurricane Deep #226
2007 DISCOVERY
#220
Hurricane Deep # 234
Drilling
221
222
223
1 Mile
#218
Discovery
Productive
Drilling or T.A.
Proposed
3/11

South Marsh Island Block 217

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Hurricane Deep Cross Section



B
NW
Flatrock
Hurricane Deep
JB Mountain
B'
SE
MMR #229
CVX #232
MMR #231
MMR #228
CVX #230
CVX #233
MMR #226
CVX #226ST
MMR #234
El Paso #220
MMR #218ST
MMR #219
Lighthouse Point Shallow Production 0.5 TCFE
Tiger Shoal Field Shallow Production 3.4 TCFE
0
5000
10000
15000
20000
25000
ROB-L
ROB-L
OPERC
OPERC
Salt
GYRO
GYRO
"Big Blue" Fault
Hydrocarbon Bearing Zone
Potential Gas Target
5 Miles

MCMORAN EXPLORATION CO.

Flatrock Mini Basin


FLATROCK MINI BASIN
SL 340/OCS 310
Historical Production
Recent Discoveries
Potential
STATE
FEDERAL
La. St. Lse. 340
Flatrock
FLATROCK/HURRICANE CUM: 215 BCFE
Mini Basin Discovery Well
EL PASO #1 CUM: 14.6 BCFE
Tiger Shoal
TIGER SHOAL FIELD 3.4 TCFE
HURR-DEEP
Mound Point
MOUND POINT CUM: 2.6 TCFE
JB Mountain
JB MOUNTAIN CUM: 68 BCFE
Blueberry Hill
OCS 310
Davy Jones
Davy Jones Discovery Well
DAVY JONES
Boudin
BOUDIN Potential 300 BCFE
BOUDIN
3/11

Davy Jones 3-D Image


Shallow Production
Middle Miocene
(Y Sand)
12000' Average
Lower Miocene
(Gyro)
17000'-23800'
Davy
Jones
John Paul
Jones
Top of Eocene
24700'-32500'

Boudin Cross Section


A
NW
EL Paso
J.B. Mtn.
#218 ST
McMoRan
Boudin
#2
A'
SE
-15,000
-20,000
-25,000
SMI 239 Field
209 BCFE
Rob L
Operc
Gyro
Rob L
Operc
Gyro
Rob L
Operc
Gyro
TD 22000'
PTD 23100'
"Big Blue Fault"
3/11

MCMORAN EXPLORATION CO.

Brazos A-23 Development Location



Located in 137 feet of water


580
579
A21
A22
A23
125'
A24
McMoRan
Proposed #A-10
D
Corsair Fault
D'
A41
McMoRan
Drilling #A-9
A40
A39
3/11

- **MMR WI: 100%**
- **MMR NRI: 81.25%**
- **Spud Date: February 13, 2011**
- **Current Depth: 12,300'**
- **PTD: 16,120'**
- **Gross Unrisked Potential: 60 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Brazos A-23 Cross Section


D
NW
#A-7
Mech.
failure
#A-9
Drilling
D'
SE
-10,000'
-12,000'
-14,000'
-16,000'
-18,000'
S-Sand
X-Sand
Y-Sand
A-9
A-7
Corsair Fault
3/11

2011 Outlook Summary

- **2011 Production Estimate**
  - **Annual Average 160 MMcfe/d**
  - **1Q11e – 190 MMcfe/d; ~15 MMcfe/d Above January 2011 Estimate**
- **2011 EBITDAX Estimate – $220 MM** (1)
- **2011 Capital Expenditures Estimate – $300 - $500 MM**
  - **Depends on Drilling Results & Follow on Development Opportunities**
  - **$200 MM in Exploration (Low End of Range)**
  - **$100 MM in Development (Low End of Range)**
  - **Spending to Continue to be Driven by Opportunities**
- **Reclamation Cost Estimate**
  - **~$135 MM in P&A Expenditures**
  - **~$40 MM Expected to be Covered by Insurance**
  - **Entitled to Additional Reimbursements Under Insurance Programs for Other 2008 Hurricane Related Claims Expected in Future Years**

(1) Based on 2011e production from existing fields and NYMEX forward curve pricing as of January 13, 2011 ($4.59/MMbtu and $94.18 bbl for 2011). Each $1.00/MMbtu change in the natural gas price for 2011 would have a $50 MM impact and each $5.00/bbl change in oil price would have a $10 MM impact on this estimate.

e = estimate. See Cautionary Statement.

McMoRan Overview

- Leading Gulf of Mexico Shelf Exploration & Production Company
- Focused Strategy – Create Value Through High Potential Exploration Drilling
- One of the Largest Acreage Holders on the Shelf
- Highly Experienced Geologic/Drilling/Operating Team
- 280 Bcfe of Proved Reserves at YE 2010
- 2011 Production Estimate – ~ 160 MMcfe/d
- Well Capitalized to Pursue Strategy Aggressively
- Attractive Risk/Reward Profile


McMoRan
McMoRan Exploration Co.
Reference Slides
MMR
LISTED
NYSE
www.mcmoran.com

Capital Structure

Capital Structure ($ in millions)	12/31/10
Revolving Credit Facility [1]	$ -
11⅞% Senior Notes Due 2014	300.0
Subtotal	300.0
5¼% Convertible Senior Notes Due 2011 [2]	74.7
4% Convertible Senior Notes [3, 4]	185.3
Total Debt	$ 560.0
8.0% Convertible Perpetual Preferred Stock [5, 6]	22.1
5.75% Convertible Perpetual Preferred Stock [3]	700.0
Total Preferred Stock	$ 722.1
Basic Shares Outstanding	157.2 [6]
Convertible Shares Outstanding	64.0 [7]
Total S/O Including Conversions	221.2

(1) Borrowing Base is $150 million with $50 million of availability after considering $100 million in outstanding letters of credit
(2) $16.575 conversion price
(3) $16.00 conversion price
(4) Recorded at a discount. Face amount is $200 million
(5) $6.8425 conversion price
(6) In February 2011, MMR privately negotiated the induced conversion of ~$8.1 million of its 8% preferred stock into approximately 1.2 mm shares of McMoRan common stock (at a conversion rate equal to 146.1454 shares). Following this transaction, ~$14 mm of MMR 8% preferred stock remain outstanding.
(7) Includes 3.2 mm shares of equivalent 8% Convertible Perpetual Preferred Stock, 4.5 mm shares of equivalent 5¼% Convertible Notes, 12.5 mm shares of equivalent 4% Convertible Notes, and 43.75 mm shares of equivalent 5.75% Convertible Perpetual Preferred Stock

Reserve Data as of 12/31/10

Excludes Results from Davy Jones & Blackbeard East

	Bcfe
Ryder Scott Proved Reserves at 12/31/09	271.9
2010 Production	(58.9)
Additions/Acquisitions	53.3
Net Revisions	13.5
Proved Reserves at 12/31/10	279.8
PV of Proved Reserves @ 10%(1)	$651 Million
PV of Proved Reserves @ 10%(2) Using NYMEX Forward Pricing as of 12/31/10	$922 Million

(1) Based on independent engineers' estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves detemined using a ten percent discount rate, average first-of-the-month prices for the previous 12 months of $79.43 per bbl of oil and $4.38 per MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission. Excludes the impact of expected future insurance reimbursements for 2008 hurricane losses. Year-end 2010 reserves exclude results from Davy Jones and Blackbeard East.

(2) Based on forward price curve as of 12/31/10 resulting in average realized prices of $90.70 per bbl of oil and $5.85 per Mcf of natural gas, but otherwise using assumptions required by the Securities & Exchange Commission.

Proved Reserves as of 12/31/10*

By Category


PUD
20%
PDP
25%
PDSI
3%
PDNP
52%

280 Bcfe

By Commodity


Oil
31%
Gas
69%

280 Bcfe

* Year-end 2010 reserves exclude results from Davy Jones and Blackbeard East.